Supplement to the
Fidelity® Treasury Digital Fund
Liquidity
June 28, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 99.5% of total assets in cash and U.S. Treasury securities. The fund intends to invest only in cash and U.S. Treasury securities with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less.
TDL-SUSTK-0925-100 1.9921545.100	September 22, 2025
Supplement to the
Fidelity® Treasury Digital Fund
OnChain
July 25, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 99.5% of total assets in cash and U.S. Treasury securities. The fund intends to invest only in cash and U.S. Treasury securities with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less.
TDLO-SUSTK-0925-100 1.9921547.100	September 22, 2025